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                       KANSAS CITY POWER & LIGHT COMPANY

          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS,            , 1996

    The undersigned hereby appoints A.D. Jennings, J.S. Latz and J.J. DeStefano, and each or any of them, proxies for the undersigned, with power of substitution, to vote the stock of the undersigned at the Special Meeting of
Shareholders  on            , 1996, and any adjournment or adjournments thereof,
on the following matters, and in their discretion upon such other matters as may properly come before the meeting.

    The shares represented by this Proxy will be voted as directed by the shareholder. If no direction is given when the duly signed Proxy is returned, such shares will be voted FOR each of the proposals.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.
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PROXY AND VOTING INSTRUCTION CARD
The Board of Directors recommends a vote FOR each of the following proposals.

Please mark your votes as in this example.    /X/


1. Approval of the issuance of up to a maximum of 54,000,000 shares of KCPL common stock, no par value, pursuant to the Merger Agreement with UtiliCorp United Inc. ("UCU"). A vote for the issuance is in essence a vote for the mergers with UCU.

     / /  FOR               / /  AGAINST              / /  ABSTAIN
2.  Approval of Newco Stock Incentive Plan.
     / /  FOR               / /  AGAINST              / /  ABSTAIN
3.  Approval of Newco Management Incentive Compensation Plan.
     / /  FOR               / /  AGAINST              / /  ABSTAIN

                                                Dated:
                                               --------------------------------,
                                                1996

                                                --------------------------------
                                                SIGNATURE

                                                --------------------------------
                                                SIGNATURE

                                                PLEASE SIGN  EXACTLY AS  NAME(S)
                                                IS(ARE)   PRINTED  HEREIN.  WHEN
                                                SIGNING AS ATTORNEY,
                                                ADMINISTRATOR, EXECUTOR,
                                                GUARDIAN OR TRUSTEE, PLEASE  ADD
                                                YOUR  TITLE AS SUCH. IF STOCK IS
                                                BEING HELD  JOINTLY, EACH  PARTY
                                                SHOULD SIGN. IF SIGNATURE IS FOR
                                                A   COMPANY,  PLEASE  SIGN  FULL
                                                CORPORATE  NAME  BY   AUTHORIZED
                                                OFFICER.

                                                THIS PROXY IS SOLICITED ON
                                                BEHALF OF THE BOARD OF
                                                DIRECTORS.